UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2012

Q HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52062	20-3708500
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

615 Arapeen Drive, Suite 102 Salt Lake City, UT		84108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:
Phone: 801-582-5400; Fax: 801-582-5401

Grace 2, Inc.
(Former name or former address, if changed since last report.)

With a copy to:
Joseph M. Patricola, Esq.
The Sourlis Law Firm
The Courts of Red Bank
130 Maple Avenue, Suite 9B2
Red Bank, New Jersey 07701
Direct Dial: (732) 618-2843
T: (732) 530-9007
F: (732) 530-9008
JoePatricola@SourlisLaw.com
www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On January 9th through January 11th, 2012, Q Holdings, Inc. (the “Company” or “Registrant”) will be participating in the Biotech Showcase, a privately organized conference sponsored by the EDB Group and held in San Francisco, California USA at the Parc 55 Wyndham Hotel (the “Conference”). The Conference is open to the general public upon paying a registration fee, and is open to investors and research analysts. The Company anticipates that current shareholders may be present. The presentation that the Registrant intends to deliver at the conference is filed as Exhibit 99.1 to this Form 8-K.

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This Current Report and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report in not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Presentation slides

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Q HOLDINGS, INC.

Dated: January 9, 2012	By:	/s/ DEBORAH A. EPPSTEIN, PH.D.
Deborah A. Eppstein, Ph.D. President and Chief Executive Officer, Director (Principal Executive Officer)

Dated: January 9, 2012	By:	/s/ STEVEN J. BORST
Steven J. Borst, M.B.A. Chief Financial Officer and Vice President of Corporate Development (Principal Financial Officer, Principal Accounting Officer)